REDWOOD MANAGED VOLATILITY PORTFOLIO
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2021

Shares		Fair Value
	OPEN END FUNDS — 97.9%
	FIXED INCOME - 97.9%
553,819	BlackRock High Yield Bond Portfolio, Institutional Class	$ 4,369,629
158,694	Hartford High Yield Fund, Class I	1,218,769
279,938	Janus Henderson High-Yield Fund, Class I	2,413,064
1,229,254	MainStay MacKay High Yield Corporate Bond Fund, Class I	6,969,868
163,136	Metropolitan West High Yield Bond Fund, Class I	1,750,452
191,806	Putnam High Yield Fund, Class Y	1,217,970
		17,939,752

	TOTAL OPEN END FUNDS (Cost $16,265,499)	17,939,752

	SHORT-TERM INVESTMENTS — 2.3%
	MONEY MARKET FUNDS - 2.3%
427,520	First American Government Obligations Fund, Class X, 0.03% (Cost $427,520)(a)	427,520

	TOTAL INVESTMENTS - 100.2% (Cost $16,693,019)	$ 18,367,272
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2)%	(38,351)
	NET ASSETS - 100.0%	$ 18,328,921

(a)	Rate disclosed is the seven day effective yield as of September 30, 2021.